EXHIBIT 10.23




                    ENSTAR INCOME/GROWTH PROGRAM SIX-A, L.P.
                    ----------------------------------------

                        AMENDMENT NO. 2 TO LOAN AGREEMENT
                        ---------------------------------


     Reference is hereby made to that certain Enstar Income/Growth Program Six-A, L.P. Loan Agreement dated as of September 30, 1997, between the parties hereto, ("Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

     The parties hereto desire to amend Section 2.1.1 of the Loan Agreement to change the "Maximum Amount of Credit" under and as defined thereunder.

     Accordingly, the parties agree as follows:

     1. Section 2.1.1 of the Loan Agreement is hereby amended by changing the amount therein set forth as the Maximum Amount of Credit to $3,600,000.

     2. General.  The Loan  Agreement as amended  hereby is hereby  confirmed as
        -------
being in full force and effect.

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 2 to Loan Agreement to be signed by its duly authorized officer and/or partner as of this 10th day of April , 2000.

                                            ENSTAR INCOME/GROWTH PROGRAM SIX-A,
                                            L.P., a Georgia limited partnership

                                            By:      ENSTAR COMMUNICATIONS
                                                     CORPORATION,
                                                     its general partner



                                                     By:/s/  Eloise A. Engman
                                                        ------------------------
                                                             Eloise A. Engman
                                                     Title:  Vice President
                                                             ----------------

The foregoing is hereby accepted:

ENSTAR FINANCE COMPANY, LLC

By:      ENSTAR COMMUNICATIONS CORPORATION,
         its Manager



         By:/s/  Eloise A. Engman
            ------------------------
                 Eloise A. Engman
                 Title:  Vice President
                         --------------

                                     Consent
                                     -------

     In accordance with the provisions of Section 7.18 of that certain Credit Agreement dated as of September 30, 1997, as amended by the First Amendment to Credit Agreement dated as of November 12, 1999, the undersigned hereby consents to Amendment No. 2 to Loan Agreement dated as of April 10, 2000 between Enstar Finance Company, LLC and Enstar Income/Growth Program Six-A, L.P. Said Amendment No. 2 is attached hereto as Exhibit A.



                     PARIBAS



                     By:/s/  Darlynn Ernst Kitcher         /s/  Thomas G. Brandt
                        --------------------------------------------------------
                             Darlynn Ernst Kitcher             Thomas G. Brandt
                     Title:  Vice President                    Managing Director